NOTICE OF SUBSTITUTION

Prospectus Supplement
Dated May 5, 2022

For the following variable annuity products:

Allianz Retirement ProSM Allianz Retirement AdvantageSM	Allianz Retirement ProSM New York Allianz Retirement AdvantageSM NY
Issued by	Issued by
Allianz Life Insurance Company of North America* Allianz Life Variable Account B*	Allianz Life Insurance Company of New York* Allianz Life of NY Variable Account C*
*(collectively, “Allianz Life”)

This Notice supplements certain information contained in the prospectus and should be attached to the prospectus and retained for future reference. Capitalized terms not defined in this Notice have the same meanings as in the prospectus.

This Notice is to inform you that Allianz Life will substitute shares of the Franklin Multi-Asset Dynamic Multi-Strategy VIT Portfolio (the “Target Fund”), currently an underlying mutual fund for the variable annuity products listed above (the “Contracts”), with shares of the AZL MVP FusionSM Moderate Fund (the “Destination Fund”). In other words, any shares of the Target Fund under the Contracts will be replaced on the date of substitution (anticipated to be June 10, 2022) with shares of the Destination Fund. You will receive a confirmation following the substitution.

From the date of this Notice through the date of substitution, you are permitted to transfer Contract value allocated to the Investment Option investing in the Target Fund to any other Investment Option available to you under your Contract, without any limitation or charge on the transfer and without the transfer being counted as a transfer for purposes of transfer limitations and fees.

On the date of substitution, any Contract value remaining in the Investment Option investing in the Target Fund will be automatically allocated to the Investment Option investing in the Destination Fund. This will not count toward the number of free transfers available under the Contracts, and you will not be assessed a transfer or any other fee. If your Contract value is automatically allocated to the Investment Option investing in the Destination Fund as described above, then for a period of 60 days after the substitution date, you may transfer Contract value allocated to the Investment Option investing in the Destination Fund to any Investment Option available to you under your Contract, again without any limitation or charge on transfers.

Any transfers you may make pursuant to your free transfer rights will be subject to the restrictions on Investment Option allocations set forth in your Contract. Except for limitations imposed by a living benefit rider, or as described in the market timing limitations of the prospectus, we will not exercise any rights reserved under the Contracts to impose additional restrictions on transfers out of the Destination Fund or Target Fund during the free transfer periods.

Allianz Life will send you an additional Notice within five days after the substitution has occurred. The post-substitution Notice will remind you of your free transfer rights. The prospectus for the Destination Fund is enclosed. If you would like further information or a prospectus, free of charge, for any of the Investment Options available under your Contract, or if you would like to make a transfer of your Contract value, please contact your financial professional or call our Service Center toll-free at 800.624.0197. Further information is also available on our website at www.allianzlife.com.